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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 21, 2003

BIO-IMAGING TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-11182 (Commission File Number)	11-2872047 (I.R.S. Employer Identification No.)
826 Newtown-Yardley Rd., Newtown, PA (Address of Principal Executive Offices)		18940 (Zip Code)

(267) 757-3000
(Registrant's telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events and Required FD Disclosure.

        The common stock, $0.00025 par value per share (the "Common Stock"), of Bio-Imaging Technologies, Inc. (the "Company") was approved for listing on The American Stock Exchange ("Amex") effective February 25, 2003. The Common Stock will trade on the Amex under the ticker symbol "BIT." Prior to being listed on the Amex, the Company's Common Stock was traded on the NASD OTC Bulletin Board under the ticker symbol BITI and the Boston Stock Exchange under the ticker symbol BIT.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(a)
Financial Statements of Business Acquired.

    Not applicable.

(b)
Pro Forma Financial Information.

    Not applicable.

(c)
Exhibits.

99.1	Press Release dated February 21, 2003, announcing listing of Common Stock on Amex.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-IMAGING TECHNOLOGIES, INC.
Dated: February 21, 2003	By:	/s/ MARK L. WEINSTEIN Name: Mark L. Weinstein Title: President and Chief Executive Officer

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  Item 5. Other Events and Required FD Disclosure.
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURE